                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: February 18, 2011

                                                   BLUGRASS ENERGY, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   333-135852               20-4952339

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                     730-1015-4th Street SW Calgary, AB T2R 1J4

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                               (Address of Principal Executive Offices) (Zip Code)

                                                     (403) 830-7566

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Blugrass Energy Inc. has completed a purchase and sale agreement with Quad Energy Corp. for 100% of the Cave Pool Oil Properties in Eddy County, New Mexico. The purchase agreement has a total value of eight hundred and seventy thousand dollars ($870,000.00). Quad has issued Blugrass five million (5,000,000) common shares valued at $.10 per share for the first part of the purchase agreement. Quad will also assume and pay Blugrass' debt to Doral Energy Inc. by issuing to Doral two million five hundred thousand (2,500,000) common shares valued at $.10 per share for this portion of the purchase agreement. Quad has also assumed Blugrass' debt of one hundred and twenty thousand dollars ($120,000.00) for services associated with the/environmental company that has performed work on the Cave Pool property. Further terms and conditions of this agreement will are disclosed in Exhibit 10.1

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed  incorporated  by  reference  into any  filing  under  the

Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On February 9, Blugrass Energy, Inc. issued a press release.  The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                                 Description

           10.1                                  Purchase and Sale Agreement

           99.1                         Press Release, dated February 9, 2011

                                   SIGNATURES

 Pursuant to the requirements of the Securities  Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BLUGRASS ENERGY, INC.

                                         By: /s/ John Kenney Berscht

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                                             John Kenney Berscht, President

                                         Date: February 22, 2011